                                                                  Exhibit 10.41

THIS THIRD DEED is made the 6  day of December  1984

BETWEEN CAYMAN WATER COMPANY LIMITED, a Company incorporated and existing under the laws of the Cayman Islands with registered office in George Town, Grand Cayman, Cayman Islands, (hereinafter called "the Borrower") of the ONE PART

AND THE ROYAL BANK OF CANADA of P.O. Box 245, George Town, Grand Cayman, Cayman Islands (hereinafter called "the Bank") of the OTHER PART

WHEREAS:-

(1) This Deed is made supplemental to the Debenture ("the Debenture") dated 1 June 1979 between the Borrower, the Bank, Philip H. Lustig ("Lustig") and Cayman Public Utilities Ltd. (CPU) as supplemented by Deed dated 30th
     April 1981 between the Borrower and the Bank and the Second Deed dated 10 March 1983 between the Borrower and the Bank and to all collateral security documents and agreements executed pursuant thereto (hereinafter together called "the Bank Security").

(2) The Bank has agreed at the request of the Borrower to exclude from the security created by the Bank Security certain assets of the Borrower.

NOW THIS DEED WITNESSETH as follows:-

1. In consideration of the said agreement the Borrower and the Bank hereby agree that there shall be excluded from the Bank Security and in particular from the first floating charge over all the assets of the Borrower created by and in terms of Clause 2 (iii) of the Debenture and asset of the Borrower more particularly described in the Schedule hereto and that the Bank shall have no rights or interests in the said asset in terms of the Bank Security or otherwise.

2. In so far as not hereby expressly waived or varied the Borrower and the Bank hereby confirm the terms and provisions of the Bank Security.

IN WITNESS WHEREOF the parties hereto have executed this Deed the day and year first above written.



[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

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                                      -2-

The Common Seal of CAYMAN WATER  )   CAYMAN WATER COMPANY LIMITED

COMPANY LIMITED was hereunto     )   per /s/ Jeffrey M. Parker
affixed by Jeffrey M Parker      )      ------------------------------
and by                           )   per /s/ illegible
in the presence of:-             )      ------------------------------
________________________________ )
          Witness



Signed, sealed and delivered     )   THE ROYAL BANK OF CANADA
by                               )   per /s/ illegible
the duly authorised attorney for )      ------------------------------
the Bank in the presence of:-    )
________________________________ )
          Witness


                                    SCHEDULE

This is the Schedule referred to in the foregoing Third Deed:-

     MECO Model PD 7000M3B/C Vapor Compression Diesel powered sea water conversion unit which unit includes Cummins Model VT-17J0-P-635 12 cylinder diesel engine centurbo vapor compressor, heat exchangers, blow down, distillate and feed pumps, generator tower, chemical injection systems, piping, evaporator, automatic and manual controls, gauges and instruments complete with TARGA SYSTEM and 60 hp low pressure steam boiler with feed make-up system and tank assembly.

                                     [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

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                                      -3-

                                    PROBATE

I, PETER D. RIBBINS of George Town, Grand Cayman, make oath and say:-

1. The foregoing Deed made between CAYMAN WATER COMPANY LIMITED ("the Borrower") of the one part and THE ROYAL BANK OF CANADA ("the Bank") of the other part was made by the Borrower and the Bank on the 6th day of December 1984.

2. I was present and did see JEFFREY M. PARKER and PHILLIP LUSTIG Director and Secretary respectively of the Borrower affix the Common Seal of the Borrower to the said Deed and sign the same as and for the proper act and deed of the Borrower and execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 6th day of December 1984 between the hours of 10.00 and 12.00 in the fore noon at George Town, Grand Cayman, Cayman Islands.

3. The Borrower has its registered office at George Town, Grand Cayman, Cayman Islands and is a company duly incorporated and existing under the Laws of the Cayman Islands.

4. That the name PETER D. RIBBINS subscribed as a witness attesting to the due execution of the said Deed by the Borrower is of the proper handwriting of me this deponent and I reside at George Town, Grand Cayman and am a businessman.

SWORN at George Town, Grand Cayman )
this 6th day of December           )
1984, before me,                   )
                                   )
/s/                                )           /s/
-----------------------------------            ---------------------------------
Justice of the Peace

[PUBLIC RECORD OFFICE
 CAYMAN ISLANDS STAMP]

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                                      -4-

                                    PROBATE

I,                                of George Town, Grand Cayman, make oath and
say:-

1. The foregoing Deed made between CAYMAN WATER COMPANY LIMITED ("the Borrower") of the one part and THE ROYAL BANK OF CANADA ("the Bank") of the other part was made by the Borrower and the Bank on the 6 day of December, 1984.

2. I was present and did see Vivian Greengrass the duly authorised attorney for and on behalf of the Bank sign, seal and as and for his proper act and deed execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 20 day of December 1984 between the hours of 2:30 and 5:00 in the afternoon at George Town, Grand Cayman, Cayman Islands.

3. The Bank is a banking corporation existing under the Laws of Canada and having a branch office in George Town, Grand Cayman, Cayman Islands.

4.   That the name                          subscribed as a witness attesting to
     the due execution of the said Deed by the Bank is of the proper handwriting of me this deponent and I reside at South Sound Grand Cayman and am an Attorney-at-Law.

SWORN at George Town, Grand Cayman     )
Cayman Islands, this 3rd day of        )
January 1984, before me:-              )
                                       )        -----------------------
                                       )
------------------------------------   )
       Justice of the Peace



[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]